UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

Galena Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Crow Canyon Place, Suite 380 San Ramon, CA 94583		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 14, 2017, Galena Biopharma, Inc. (“Galena”) issued a press release entitled “Galena Will Adjourn Special Meeting until Friday, December 29, 2017, Urges Stockholders to Vote.” A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galena Biopharma, Inc.

Dated: December 14, 2017

	By:	/s/ Thomas J. Knapp
Thomas J. Knapp Interim General Counsel & Corporate Secretary